                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 MARCH 20, 2002
                Date of report (Date of earliest event reported)
                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)
                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

                 1-9025                                 NOT APPLICABLE.
         (Commission File Number)              (IRS Employer Identification No.)

      7961 SHAFFER PARKWAY, SUITE 5                         80127
              LITTLETON, CO
 (Address of Principal Executive Offices)                 (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

                                VISTA GOLD CORP.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         PRESS RELEASE DATED FEBRUARY 01, 2002

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired:

                  Not applicable.

         (b)      PRO FORMA financial information:

                  Not applicable.

         (c)      Exhibits

                  PRESS RELEASE DATED MARCH 19, 2002 VISTA GOLD CORP. ANNOUNCES THE CLOSING OF THE FINAL TRANCHE OF PREVIOUSLY ANNOUNCED PRIVATE PLACEMENT.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          VISTA GOLD CORP.
                                                          (Registrant)

Date:    March 20, 2002                               By: /s/ John F. Engele
                                                          -------------------
                                                          John F. Engele
                                                          Vice President Finance

                                  EXHIBIT INDEX


                   EXHIBIT NO.                                         PAGE NO.
Press release dated March 20, 2002, Vista Gold Corp.                     5
Announces the Closing of Final Tranche of Previously
Announced Private Placement
